Statement of Investments

Cash Portfolio
June 30, 2001
(Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Government Agency Obligations—99.6%
Federal Home Loan Bank
$ 1,000,000	3.94%	07/02/2001	$999,891

Total U.S. Government Agency Obligations			$999,891

Total Investments			$999,891

Interest rate represents the annualized yield on date of purchase for discounted securities.

Maturity date represents the stated date on the security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

Cash Portfolio

Statement of Assets and Liabilities
June 30, 2001
(Unaudited)

Assets:
Investment in securities, at value based on amortized cost	$ 999,891
Cash	6,951
Receivables:
Reimbursement from adviser	130,728

Total assets	1,137,570

Liabilities:
Payables:
Income distribution	3,214
Management fee	91
Accrued expenses and other liabilities	130,752

Total liabilities	134,057

Net Assets:
Paid-in capital	1,003,513

NET ASSETS	$1,003,513

Net asset value, offering and redemption price per share:	$1.00

Shares outstanding:
Institutional Shares	1,000,503
Preferred Shares	1,505
Administration Shares	1,505

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	1,003,513

The accompanying notes are an integral part of these financial statements.

Cash Portfolio

Statement of Operations
For the Period Ended June 30, 2001(a)
(Unaudited)

Investment income:
Interest	$ 6,935

Total income	6,935

Expenses:
Registration fees	101,468
Professional fees	6,166
Custodian fees	4,000
Management fees	251
Other	19,118

Total expenses	131,003
Less—expense reductions	(130,795)

Net expenses	208

NET INVESTMENT INCOME	6,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 6,727

(a)	Commencement date of operations was May 1, 2001 for all share classes.

The accompanying notes are an integral part of these financial statements.

Cash Portfolio

Statement of Changes in Net Assets
For the Period Ended June, 30, 2001(a)
(Unaudited)

From operations:
Net investment income	$ 6,727

Net increase in net assets resulting from operations	6,727

Distributions to shareholders:
From net investment income
Institutional Shares	(6,707)
Preferred Shares	(10)
Administration Shares	(10)

Total distributions to shareholders	(6,727)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	1,000,000
Reinvestment of dividends and distributions	3,513

Net increase in net assets resulting from share transactions	1,003,513

Total increase	1,003,513
Net assets:
Beginning of period	—

End of period	$1,003,513

(a)	Commencement date of operations was May 1, 2001 for all share classes.

The accompanying notes are an integral part of these financial statements.

Cash Portfolio

Notes to Financial Statements
June 30, 2001
(Unaudited)

1.	Organization
Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Cash Portfolio (the “Fund”). The Fund offers three classes of shares—Institutional, Preferred and Administration. The investment objective of the Fund is to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund invests in obligations of the U.S. Government, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.    Investment Valuation—
The Fund uses the amortized-cost method for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B.    Security Transactions and Interest Income—
Security transactions are accounted for on a trade date basis. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. Net investment income (other than class specific expenses) and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.    Federal Taxes—
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income to its shareholders. Accordingly, no federal tax provisions are required. Income distributions are declared daily and paid monthly by the Fund.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions is shown in the accompanying financial statements as from net investment income.
     The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

D.    Expenses—
Expenses incurred by the Fund which do not specifically relate to an individual Fund are allocated to the Fund on a straight-line or pro-rata basis depending upon the nature of the expense.
     Shareholders of Preferred and Administration shares bear all expenses and fees paid to service organizations.

E.    Segregation Transactions—
The Fund may enter into forward commitments. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond a customary settlement. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

Cash Portfolio

Notes to Financial Statements    (continued)
June 30, 2001
(Unaudited)

F.    Repurchase Agreements—
Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3.	Agreements
Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), acts as investment adviser (the “Adviser”), pursuant to an Investment Management Agreement (the “Agreement”). Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement and the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .150% of the Fund’s average daily net assets. For the period ended June 30, 2001, GSAM has voluntarily agreed to waive a portion of its management fee equal annually to .04% of the average daily net assets of the Fund. For the period ended June 30, 2001, management fee waivers amounted to approximately $100.

     GSAM has voluntarily agreed to limit “Other Expenses” of the Fund (excluding management fees, service organization fees, taxes, interest, brokerage commissions, litigation, indemnification, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .01% of the average daily net assets of the Fund. For the period ended June 30, 2001, the adviser reimbursed approximately $130,800.

     Goldman Sachs serves as Transfer Agent and Distributor of shares of the Fund pursuant to Transfer Agent and Distribution Agreements and receives no separate fee.

4.	Preferred and Administration Plans
The Trust, on behalf of the Fund, has adopted Service Plans. These plans allow for Preferred and Administration shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plans for Preferred and Administration shares provide for compensation to the service organizations in an amount up to 0.10% and 0.25% (on an annual basis) of the average daily net asset value of the respective shares.

5.	Line of Credit Facility
The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended June 30, 2001, the Fund did not have any borrowings under this facility.

6.	Other Matters
Pursuant to Securities and Exchange Commission exemptive orders, the Fund may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.

7.	Summary of Share Transactions (at $1.00 per share)
Share activity for the period ended June 30, 2001(a) is as follows:

Institutional Shares:
Shares sold	997,000
Reinvestment of dividends and distributions	3,503

1,000,503

Preferred Shares:
Shares sold	1,500
Reinvestment of dividends and distributions	5

1,505

Administration Shares:
Shares sold	1,500
Reinvestment of dividends and distributions	5

1,505

Net increase in shares	1,003,513

(a)	Commencement of operations was May 1, 2001 for all share classes.

Cash Portfolio

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period
Cash Portfolio

										Ratios assuming no expense reductions

	Net asset value, beginning of period	Net investment income(a)	Distributions to shareholders	Net asset value, end of period	Total return(b)		Net assets, end of period (in 000’s)	Ratio of net expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Ratio of expenses to average net assets(c)	Ratio of net investment loss to average net assets(c)

For the Period Ended June 30, (Unaudited)

2001-Institutional Shares	$1.00	$0.01	$(0.01)	$1.00	0.67	%(d)	$1,000	0.12%	4.02%	78.25%	(74.11)%
2001-Preferred shares	1.00	0.01	(0.01)	1.00	0.66	(d)	2	0.22	4.00	78.35	(74.13)
2001-Administration shares	1.00	0.01	(0.01)	1.00	0.63	(d)	2	0.37	3.99	78.50	(74.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Not annualized.

The accompanying notes are an integral part of these financial statements

This Semiannual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Cash Portfolio Prospectus which contains facts concerning the Fund’s objectives and policies, management, expenses and other information.

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
John M. Perlowski, Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Kaysie P. Uniacke, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Goldman Sachs Funds
32 Old Slip
New York, NY 10005
CASHPORT/SAR